Exhibit 4.2
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of April 20, 2011 (this “Amendment”) is made among REPUBLIC SERVICES, INC., a Delaware corporation (the “Borrower”), each of the GUARANTORS (as defined in the Credit Agreement (defined in Recital A below)), BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement).
RECITALS:
     A. The Borrower, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders party thereto have entered into a Credit Agreement, dated as of September 18, 2008 (as in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit.
     B. The Guarantors have entered into the Guaranty pursuant to which they have guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents.
     C. The Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment.
     In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Reduction in Aggregate Commitments. Pursuant to Section 2.06 of the Credit Agreement, the Borrower has requested the Aggregate Commitments be reduced from $1,750,000,000 to $1,250,000,000. The Lenders hereto hereby waive any prior notice requirement set forth in such Section 2.06 of the Credit Agreement. As of the date hereof, the Commitments shall be reduced on a pro rata basis, and the new Commitment and Applicable Percentage of each Lender shall be as set forth on Schedule 2.01 attached hereto as Exhibit 1.
     2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)	The definition of “Audited Financial Statements” in Section 1.01 is amended by deleting “December 31, 2006” in the second line thereof and inserting “December 31, 2010” in lieu thereof.

(b)	The definition of “AWNA Senior Notes Indenture” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “AWNA Senior Notes Indenture” means that certain Senior Indenture dated as of December 23, 1998, among AWNA, various Subsidiaries of the

Borrower, and U.S. Bank Trust Company, National Association, as Trustee, including all amendments thereto, all supplements thereto and any amendments and restatements or refinancings thereof.
(c)	The definition of “Browning-Ferris Indenture” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “Browning-Ferris Indenture” means the Restated Indenture dated as of September 1, 1991, between Browning-Ferris and JPMorgan Chase Bank, N.A. (formerly Chase Bank of Texas, N.A.), as successor trustee to First City, Texas-Houston, N.A., including all amendments thereto, all supplements thereto and any amendments and restatements or refinancings thereof.
(d)	The definition of “Change in Law” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
(e)	The definition of “Consolidated EBITDA” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “Consolidated EBITDA” means, with respect to the Borrower and its Subsidiaries for any Computation Period, the sum of, without duplication, (a) Consolidated Net Income during such Computation Period, plus (b) the following, in each case to the extent deducted in computing Consolidated Net Income during such Computation Period: (i) Consolidated Interest Expense; (ii) taxes on income; (iii) amortization; (iv) depreciation; (v) environmental remediation charges associated with environmental conditions at the CountyWide Recycling and Disposal Facility as more particularly described in the Borrower’s Form 10-Q filed with the SEC on August 8, 2008 (not to exceed $69,000,000 in the aggregate during all Computation Periods); (vi) non-cash charges associated with the assumption and early extinguishment from time to time of Indebtedness of Allied assumed in connection with the Allied Acquisition; and (vii) reasonably documented transition costs in connection with the Allied Acquisition not to exceed $36,000,000 in fiscal year 2010; provided, that, to the extent that any Acquisition has been consummated during a Computation Period, Consolidated

EBITDA shall be computed on a pro forma basis in accordance with Article 11 of Regulation S-X of the SEC or in a manner otherwise approved by the Administrative Agent for the purposes of determining the Total Debt to EBITDA Ratio.
(f)	The definition of “ERISA Event” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a substantial cessation of operations which are treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, the termination of a Multiemployer Plan under 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate or (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA.
(g)	The definition of “Material Subsidiary” in Section 1.01 is amended by deleting “98%” in the fifteenth, eighteenth, and twenty-second lines thereof and inserting “90%” in lieu thereof.

(h)	The definition of “Multiemployer Plan” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “Multiemployer Plan” means a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA, with respect to which the Borrower or any ERISA Affiliate (i) may have any liability or (ii) has made or been obligated to contribute to during the preceding five plan years.
(i)	The definition of “Republic Indenture” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “Republic Indentures” means (i) that certain Indenture dated as of April 15, 2001 between the Borrower and The Bank of New York (now known as The Bank of New York Mellon), as Trustee, (ii) that certain Indenture dated as of September 8, 2009 between the Borrower and The Bank of New York Mellon Trust Company, N.A., as Trustee, and (iii) that certain Indenture dated as of November 25, 2009 between the Borrower and U.S. Bank National Association, as Trustee, including, in each case, all amendments thereto, supplements thereto and any amendments and restatements or refinancings thereof.
(j)	The definition of “Securitization Subsidiary” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
     “Securitization Subsidiary” means any special purpose, bankruptcy remote Subsidiary of the Borrower that purchases accounts receivable, lease receivables or other payment obligations generated by the Borrower or any of its Subsidiaries in connection with any Securitization Transaction.
(k)	The definition of “Senior Note Indentures” in Section 1.01 is amended by deleting “Republic Indenture” in the first line thereof and inserting “Republic Indentures” in lieu thereof.

(l)	The following definition is inserted in Section 1.01 in the appropriate alphabetical order:
     “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
(m)	Section 1.03 is amended by (i) inserting the following sentence at the end of clause (a): “Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.” and (ii) inserting the following new clause (c) after clause (b) at the end thereof:
     (c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.
(n)	Section 1.06 is amended by (i) inserting “, or, in the case of a Canadian L/C, the Dollar Equivalent Amount of the stated amount,” after “stated amount” in the second line thereof and (ii) inserting “, or, in the case of a Canadian L/C, the Dollar Equivalent Amount of the maximum stated amount,” after “maximum stated amount” in the sixth line thereof.

(o)	Section 2.02 is amended by deleting “$10,000,000” from the eleventh and thirteenth lines thereof and inserting “$5,000,000” in lieu thereof.

(p)	Section 2.03(a)(iii) is amended by (i) deleting “or” at the end of clause (C) thereof, (ii) deleting “.” at the end of clause (D) and inserting “; or” in lieu thereof, and (iii) inserting the following new clause (E) after clause (D) thereof:
     (E) any Lender is at the time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of cash collateral or other credit support satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Defaulting Lender to eliminate such L/C Issuer’s actual or potential credit exposure with respect to such Defaulting Lender’s participations in Letters of Credit (including such requested Letter of Credit).
(q)	Section 2.06 is amended by deleting “$10,000,000” from the ninth line thereof and inserting “$5,000,000” in lieu thereof.

(r)	Section 5.07 is deleted in its entirety and the following is inserted in lieu thereof:
     5.07 ERISA Compliance. Except as specifically disclosed in Schedule 5.07:
     (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law (or, in the case of an Acquired Plan, can be brought into such compliance without any material fine, penalty or other liability). Except for Acquired Plans with respect to which the failure to have received a qualification letter would not result in any material fine, penalty or other liability, each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS (or will be submitted for a determination letter within the applicable remedial amendment period), and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. Except as could not reasonably be expected to result in liability to the Borrower or any ERISA Affiliate in excess of $10,000,000, the Borrower and each ERISA Affiliate has made all required contributions to any Plan or Multiemployer Plan subject to Section 412 of the Code (except for contributions to Acquired Plans not made prior to the respective Plan Acquisition Dates and which do not in the aggregate exceed $1,000,000 for any Acquired Plan) and have not submitted any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan or Multiemployer Plan.
     (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.
     (c) No ERISA Event has occurred or is reasonably expected to occur which has resulted or could reasonably be expected to result in liability under Title IV of ERISA to the Borrower or any ERISA Affiliate in an aggregate amount in excess of $25,000,000; (ii) no contribution failure has occurred with respect to a Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA securing liability in excess of $10,000,000; (iii) no Pension Plan has any Unfunded Pension Liability, which has resulted or could reasonably be expected to result in a Material Adverse Effect; (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan, which has resulted or could reasonably be expected to result in a Material Adverse Effect; (v) to the best knowledge of the Borrower, neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan in an aggregate amount in excess of $25,000,000; and (vi) neither the Borrower nor any ERISA Affiliate has engaged in a transaction, which could reasonably be expect to result in liability to the Borrower or such ERISA Affiliate in excess of $25,000,000 pursuant to Section 4069 or 4212(c) of ERISA.
(s)	Section 6.02 is amended by (i) deleting the sentence “Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent (with sufficient copies for each Lender).” from the penultimate paragraph thereof and (ii) deleting “ ‘Public Investor’ ” from clauses (y) and (z) thereof and inserting “ ‘Public Side Information’ ” in lieu thereof.

(t)	Section 6.03(c) is amended by (i) deleting “Section 302(f)” from clause (ii) thereof and inserting “Section 303(k)” in lieu thereof and (ii) inserting “or Multiemployer Plan” in clause (iii) thereof after “Pension Plan”.

(u)	Section 6.09 is amended by inserting “so as to avoid any Lien under Section 303(k) of ERISA or other liability to the Borrower or any ERISA Affiliate in excess of $10,000,000” after “Section 412 of the Code” and before the “,” in the fifth line thereof.

(v)	Section 6.13 is amended by (i) inserting “(or such longer period approved by the Administrative Agent in its sole discretion)” after “thirty (30) days” and before the “)” in the third line thereof and (ii) inserting “, if requested by the Administrative Agent,” after “Section 4.02(b) and” and before “favorable opinions” in the seventh line thereof.

(w)	Section 7.01(b) is deleted in its entirety and the following is inserted in lieu thereof:
     (b) Maximum Total Debt to EBITDA Ratio. The Borrower shall not permit the Total Debt to EBITDA Ratio as of the end of any fiscal quarter to be greater than 3.50 to 1.00.
(x)	Section 7.02(h) is deleted in its entirety and the following is inserted in lieu thereof:

     (h) (i) Liens securing obligations in respect of Capital Leases and purchase money financings on assets subject to such leases or financings to the extent such Capital Leases and purchase money financings are otherwise permitted by Section 7.06(b) and (ii) Liens securing obligations in respect of landfill lease operating agreements on assets subject to such leases created in the ordinary course of business;
(y)	Section 7.02(k) is deleted in its entirety and the following is inserted in lieu thereof:
     (k) (i) in addition to those permitted by clauses (a) through (j), securing Indebtedness and other obligations in an aggregate amount not to exceed $150,000,000 at any time; provided that the aggregate investment or claim held at any time by all purchasers, assignees or other transferees of (or of interests in) receivables and other rights to payment in all Securitization Transactions, subject to Liens permitted by this clause (k), shall not at any time exceed $75,000,000 in aggregate outstanding amount.
(z)	Section 7.05(b)(i) is deleted in its entirety and the following is inserted in lieu thereof:
     (i) transfers of receivables and other rights to payment in connection with a Securitization Transaction, together in each case with any collections or proceeds thereof, any collection or deposit accounts related thereto, and any collateral, guaranties or property or claims in favor of the Borrower or such Subsidiary supporting, securing payment or otherwise relating to such receivables or other rights to payment, so long as the maximum outstanding principal amount of the Securitization Transactions does not exceed $75,000,000;
(aa)	Section 7.06(b) is amended by inserting the following proviso at the end thereof:
     provided that, this clause (b) shall not restrict Indebtedness under any landfill lease operating agreements entered into in the ordinary course of business, whether or not such landfill lease operating agreements are classified as Capital Leases;
(bb)	Section 7.06 is amended by deleting clauses (d), (e) and (f) in their entirety, inserting the following clauses (d) and (e) in lieu thereof:
     (d) Indebtedness secured by Liens permitted by Section 7.02(k); and
     (e) in the case of any Allied Unrestricted Subsidiary, any Securitization Subsidiary or any Republic Insurance Entity, Indebtedness secured directly or indirectly by the assets of such Person or its Subsidiaries.
(cc)	Section 7.10 is deleted in its entirety and the following is inserted in lieu thereof:
     7.10 ERISA. The Borrower shall not, and shall not permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of $25,000,000; or (b) engage in a transaction which could reasonably be expected to result in liability to the Borrower or any ERISA Affiliate in excess of $25,000,000 pursuant to Section 4069 or 4212(c) of ERISA.
(dd)	Section 7.11 is deleted in its entirety and the following is inserted in lieu thereof:
     7.11 Change in Business. The Borrower shall not, and shall not permit any Subsidiary to, engage in any material line of business other than those lines of business carried on by the Borrower and its Subsidiaries on the effective date of Amendment No. 2 to the Credit Agreement and lines of business complementary thereto; provided that (i) in no event will the Borrower permit a material portion of the business of the Borrower and its Subsidiaries, taken as a whole, to involve or relate to hazardous waste, (ii) in no event will the Borrower direct any Securitization Subsidiary to engage in any business other than Securitization Transactions permitted hereunder, and (iii) in no event will the Borrower direct any Excluded Subsidiary to engage in any business other than the business carried on by such Subsidiary on the later of the Effective Date and the date that such Subsidiary is approved by the Administrative Agent as an Excluded Subsidiary.
(ee)	Section 7.12 is amended by inserting “any Senior Note Indenture that is substantively similar to, or less restrictive than,” after “restrictions in” and before “the Senior Note Indentures” in the twelfth line thereof.

(ff)	Section 8.01(e) is amended by (i) inserting “in an amount greater than or equal to $100,000,000 in any single instance” after “due and payable” and before “(or to be purchased” in the eleventh line thereof, (ii) deleting “defeased” from the eleventh line thereof and (iii) inserting “in an amount greater than or equal to $100,000,000 in any single instance” after “cash collateralized” and before “)” in the eleventh line thereof.

(gg)	Section 8.01(h) is amended by (i) deleting “Section 3.02(f)” from the fifth line thereof and inserting “Section 303(k)” in lieu thereof and (ii) inserting “securing obligations in excess of $10,000,000” after “ERISA” and before “or” in the fifth line thereof.

(hh)	A new Section 10.18 is inserted at the end of Article X:
     10.18 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(ii)	Exhibit D to the Credit Agreement is amended by deleting Schedule 1 thereto and inserting Schedule 1 attached hereto as Exhibit 2.
     3. Conditions Precedent to Amendments. The effectiveness of the amendments to the Credit Agreement set forth in Section 2 above is subject to the satisfaction of the following conditions precedent (the first date on which all such conditions have been satisfied shall be referred to as the “Amendment Effective Date”):
(a)	the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent, the Guarantors and the Required Lenders; and

(b)	unless waived by the Administrative Agent, all fees and expenses of the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)	After giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)	This Amendment has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
     5. Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the waivers and amendments contemplated hereby) and the enforceability of the Guaranty against each Guarantor in accordance with its terms.
     6. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     7. Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.
     9. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
     10. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
     12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

REPUBLIC SERVICES, INC.

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Senior Vice President, Treasurer
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

THE FOLLOWING CORPORATIONS, AS GUARANTORS:
623 LANDFILL, INC.
A D A J CORPORATION
ACTION DISPOSAL, INC.
ADA COUNTY DEVELOPMENT COMPANY, INC.
ADRIAN LANDFILL, INC.
ADS OF ILLINOIS, INC.
ADS, INC.
AGRI-TECH, INC. OF OREGON
ALABAMA RECYCLING SERVICES, INC.
ALBANY-LEBANON SANITATION, INC.
ALLIED ACQUISITION PENNSYLVANIA, INC.
ALLIED ACQUISITION TWO, INC.
ALLIED ENVIROENGINEERING, INC.
ALLIED GREEN POWER, INC.
ALLIED NOVA SCOTIA, INC.
ALLIED WASTE ALABAMA, INC.
ALLIED WASTE COMPANY, INC.
ALLIED WASTE HAULING OF GEORGIA, INC.
ALLIED WASTE HOLDINGS (CANADA) LTD.
ALLIED WASTE INDUSTRIES (ARIZONA), INC.
ALLIED WASTE INDUSTRIES (NEW MEXICO), INC.
ALLIED WASTE INDUSTRIES (SOUTHWEST), INC.
ALLIED WASTE INDUSTRIES OF GEORGIA, INC.
ALLIED WASTE INDUSTRIES OF ILLINOIS, INC.
ALLIED WASTE INDUSTRIES OF NORTHWEST INDIANA, INC.
ALLIED WASTE INDUSTRIES OF TENNESSEE, INC.
ALLIED WASTE INDUSTRIES, INC.
ALLIED WASTE LANDFILL HOLDINGS, INC.
ALLIED WASTE NORTH AMERICA, INC.
ALLIED WASTE OF CALIFORNIA, INC.
ALLIED WASTE OF LONG ISLAND, INC.
ALLIED WASTE OF NEW JERSEY, INC.
ALLIED WASTE RURAL SANITATION, INC.
ALLIED WASTE SERVICES OF COLORADO, INC.

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Corporations
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SERVICES OF STILLWATER, INC.
ALLIED WASTE SYSTEMS HOLDINGS, INC.
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSFER SERVICES OF UTAH, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF KANSAS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF NEW JERSEY, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
AMERICAN DISPOSAL SERVICES, INC.
AMERICAN DISPOSAL TRANSFER SERVICES OF ILLINOIS, INC.
AMERICAN MATERIALS RECYCLING CORP.
AMERICAN SANITATION, INC.
AMERICAN TRANSFER COMPANY, INC.
APACHE JUNCTION LANDFILL CORPORATION
ARC DISPOSAL COMPANY, INC.
AREA DISPOSAL, INC.
ATLANTIC WASTE HOLDING COMPANY, INC.
ATLAS TRANSPORT, INC.
ATTWOODS OF NORTH AMERICA, INC.
AUTOMATED MODULAR SYSTEMS, INC.
AUTOSHRED, INC.
AWIN LEASING COMPANY, INC.
AWIN MANAGEMENT, INC.
BARKER BROTHERS WASTE INCORPORATED
BAY COLLECTION SERVICES, INC.
BAY ENVIRONMENTAL MANAGEMENT, INC.
BAY LANDFILLS, INC.
BAY LEASING COMPANY, INC.
BBCO, INC.
BELLEVILLE LANDFILL, INC.
BERKELEY SANITARY SERVICE, INC.
BFI ATLANTIC, INC.
BFI ENERGY SYSTEMS OF ALBANY, INC.
BFI ENERGY SYSTEMS OF DELAWARE COUNTY, INC.
BFI ENERGY SYSTEMS OF ESSEX COUNTY, INC.

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Corporations
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

BFI ENERGY SYSTEMS OF HEMPSTEAD, INC.
BFI ENERGY SYSTEMS OF NIAGARA II, INC.
BFI ENERGY SYSTEMS OF NIAGARA, INC.
BFI ENERGY SYSTEMS OF SEMASS, INC.
BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, INC.
BFI REF-FUEL, INC.
BFI TRANS RIVER (GP), INC.
BFI TRANSFER SYSTEMS OF NEW JERSEY, INC.
BFI WASTE SYSTEMS OF NEW JERSEY, INC.
BIO-MED OF OREGON, INC.
BLT ENTERPRISES OF OXNARD, INC.
BOND COUNTY LANDFILL, INC.
BORREGO LANDFILL, INC.
BORROW PIT CORP.
BRICKYARD DISPOSAL & RECYCLING, INC.
BROWNING-FERRIS INDUSTRIES CHEMICAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.
BROWNING-FERRIS INDUSTRIES OF FLORIDA, INC.
BROWNING-FERRIS INDUSTRIES OF ILLINOIS, INC.
BROWNING-FERRIS INDUSTRIES OF NEW JERSEY, INC.
BROWNING-FERRIS INDUSTRIES OF NEW YORK, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
BROWNING-FERRIS INDUSTRIES OF TENNESSEE, INC.
BROWNING-FERRIS INDUSTRIES, INC.
BROWNING-FERRIS SERVICES, INC.
BROWNING-FERRIS, INC.
BUNTING TRASH SERVICE, INC.
CALVERT TRASH SYSTEMS, INCORPORATED
CAPITOL RECYCLING AND DISPOSAL, INC.
CC LANDFILL, INC.
CECOS INTERNATIONAL, INC.
CELINA LANDFILL, INC.
CENTRAL ARIZONA TRANSFER, INC.
CENTRAL SANITARY LANDFILL, INC.
CHARTER EVAPORATION RESOURCE RECOVERY SYSTEMS
CHEROKEE RUN LANDFILL, INC.
CITIZENS DISPOSAL, INC.

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Corporations
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
COCOPAH LANDFILL, INC.
COMPACTOR RENTAL SYSTEMS OF DELAWARE, INC.
COPPER MOUNTAIN LANDFILL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY DISPOSAL, INC.
COUNTY LANDFILL, INC.
CROCKETT SANITARY SERVICE, INC.
CWI OF ILLINOIS, INC.
CWI OF MISSOURI, INC.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DELTA DADE RECYCLING CORP.
DELTA PAPER STOCK, CO.
DELTA RESOURCES CORP.
DELTA SITE DEVELOPMENT CORP.
DELTA WASTE CORP.
DEMPSEY WASTE SYSTEMS II, INC.
DENVER RL NORTH, INC.
DTC MANAGEMENT, INC.
EAGLE INDUSTRIES LEASING, INC.
EAST CHICAGO COMPOST FACILITY, INC.
ECDC ENVIRONMENTAL OF HUMBOLDT COUNTY, INC.
ECDC HOLDINGS, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
ENVIROCYCLE, INC.
ENVIRONMENTAL DEVELOPMENT CORP. [DE]
ENVIRONMENTAL RECLAMATION COMPANY
ENVIRONTECH, INC.
EVERGREEN SCAVENGER SERVICE, INC.
F. P. McNAMARA RUBBISH REMOVAL INC.
FLL, INC.
FORWARD, INC.
FRED BARBARA TRUCKING CO., INC.
G. VAN DYKEN DISPOSAL INC.
GEK, INC.
GENERAL REFUSE ROLLOFF CORP.

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Corporations
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

GEORGIA RECYCLING SERVICES, INC.
GOLDEN BEAR TRANSFER SERVICES, INC.
GOLDEN WASTE DISPOSAL, INC.
GRANTS PASS SANITATION, INC.
GREAT LAKES DISPOSAL SERVICE, INC.
GULFCOAST WASTE SERVICE, INC.
HARLAND’S SANITARY LANDFILL, INC.
HONEYGO RUN RECLAMATION CENTER, INC.
ILLINOIS LANDFILL, INC.
ILLINOIS RECYCLING SERVICES, INC.
ILLINOIS VALLEY RECYCLING, INC.
IMPERIAL LANDFILL, INC.
INDEPENDENT TRUCKING COMPANY
INGRUM WASTE DISPOSAL, INC.
INTERNATIONAL DISPOSAL CORP. OF CALIFORNIA
ISLAND WASTE SERVICES LTD.
JETTER DISPOSAL, INC.
KANKAKEE QUARRY, INC.
KELLER CANYON LANDFILL COMPANY
KELLER DROP BOX, INC.
LA CAÑADA DISPOSAL COMPANY, INC.
LAKE NORMAN LANDFILL, INC.
LANDCOMP CORPORATION
LATHROP SUNRISE SANITATION CORPORATION
LEE COUNTY LANDFILL, INC.
LIBERTY WASTE HOLDINGS, INC.
LOOP RECYCLING, INC.
LOOP TRANSFER, INCORPORATED
LOUIS PINTO & SON, INC., SANITATION CONTRACTORS
LUCAS COUNTY LAND DEVELOPMENT, INC.
MANUMIT OF FLORIDA, INC.
McCUSKER RECYCLING, INC.
McINNIS WASTE SYSTEMS, INC.
MESA DISPOSAL, INC.
MIDWAY DEVELOPMENT COMPANY, INC.
MISSISSIPPI WASTE PAPER COMPANY
MOUNTAIN HOME DISPOSAL, INC.
NATIONSWASTE CATAWBA REGIONAL LANDFILL, INC.
NATIONSWASTE, INC.

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Corporations
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

NCORP, INC.
NEW MORGAN LANDFILL COMPANY, INC.
NEWCO WASTE SYSTEMS OF NEW JERSEY, INC.
NOBLE ROAD LANDFILL, INC.
NORTHLAKE TRANSFER, INC.
NORTHWEST TENNESSEE DISPOSAL CORPORATION
OAKLAND HEIGHTS DEVELOPMENT, INC.
OHIO REPUBLIC CONTRACTS, II, INC.
OHIO REPUBLIC CONTRACTS, INC.
OSCAR’S COLLECTION SYSTEM OF FREMONT, INC.
OTAY LANDFILL, INC.
OTTAWA COUNTY LANDFILL, INC.
PALOMAR TRANSFER STATION, INC.
PELTIER REAL ESTATE COMPANY
PERDOMO & SONS, INC.
PINAL COUNTY LANDFILL CORP.
PITTSBURG COUNTY LANDFILL, INC.
PORT CLINTON LANDFILL, INC.
PORTABLE STORAGE CO.
PREBLE COUNTY LANDFILL, INC.
PRICE & SONS RECYCLING COMPANY
R.C. MILLER ENTERPRISES, INC.
R.C. MILLER REFUSE SERVICE INC.
RABANCO RECYCLING, INC.
RABANCO, LTD.
RAMONA LANDFILL, INC.
RCS, INC.
RELIABLE DISPOSAL, INC.
REPUBLIC DUMPCO, INC.
REPUBLIC ENVIRONMENTAL TECHNOLOGIES, INC.
REPUBLIC SERVICES AVIATION, INC.
REPUBLIC SERVICES FINANCIAL LP, INC.
REPUBLIC SERVICES HOLDING COMPANY, INC.
REPUBLIC SERVICES OF CALIFORNIA HOLDING COMPANY, INC.
REPUBLIC SERVICES OF FLORIDA GP, INC.
REPUBLIC SERVICES OF FLORIDA LP, INC.
REPUBLIC SERVICES OF INDIANA LP, INC.
REPUBLIC SERVICES OF MICHIGAN HOLDING COMPANY, INC.

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Corporations
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

REPUBLIC SERVICES REAL ESTATE HOLDING, INC.
REPUBLIC SILVER STATE DISPOSAL, INC.
REPUBLIC WASTE SERVICES OF TEXAS GP, INC.
REPUBLIC WASTE SERVICES OF TEXAS LP, INC.
RESOURCE RECOVERY, INC.
RI/ALAMEDA CORP.
RICHMOND SANITARY SERVICE, INC.
RISK SERVICES, INC.
ROCK ROAD INDUSTRIES, INC.
ROSS BROS. WASTE & RECYCLING CO.
ROSSMAN SANITARY SERVICE, INC.
ROXANA LANDFILL, INC.
ROYAL HOLDINGS, INC.
S & S RECYCLING, INC.
SALINE COUNTY LANDFILL, INC.
SAN MARCOS NCRRF, INC.
SANDY HOLLOW LANDFILL CORP.
SANGAMON VALLEY LANDFILL, INC.
SANITARY DISPOSAL SERVICE, INC.
SAUK TRAIL DEVELOPMENT, INC.
SCHOFIELD CORPORATION OF ORLANDO
SHRED — ALL RECYCLING SYSTEMS INC.
SOLANO GARBAGE COMPANY
SOURCE RECYCLING, INC.
SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.
STANDARD DISPOSAL SERVICES, INC.
STANDARD ENVIRONMENTAL SERVICES, INC.
STANDARD WASTE, INC.
STREATOR AREA LANDFILL, INC.
SUBURBAN TRANSFER, INC. [IL]
SUBURBAN WAREHOUSE, INC.
SUMMIT WASTE SYSTEMS, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
SYCAMORE LANDFILL, INC.
TATE’S TRANSFER SYSTEMS, INC.
TAY-BAN CORPORATION
TAYLOR RIDGE LANDFILL, INC.

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Corporations
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

TENNESSEE UNION COUNTY LANDFILL, INC.
THE ECOLOGY GROUP, INC.
THOMAS DISPOSAL SERVICE, INC.
TOM LUCIANO’S DISPOSAL SERVICE, INC.
TOTAL SOLID WASTE RECYCLERS, INC.
TRICIL (N.Y.), INC.
TRI-COUNTY REFUSE SERVICE, INC.
TRI-STATE RECYCLING SERVICES, INC.
TRI-STATE REFUSE CORPORATION
UNITED DISPOSAL SERVICE, INC.
UPPER ROCK ISLAND COUNTY LANDFILL, INC.
VALLEY LANDFILLS, INC.
VINING DISPOSAL SERVICE, INC.
WASATCH REGIONAL LANDFILL, INC.
WASTE CONTROL SYSTEMS, INC.
WASTE SERVICES OF NEW YORK, INC.
WASTEHAUL, INC.
WAYNE COUNTY LANDFILL IL, INC.
WDTR, INC.
WEST CONTRA COSTA ENERGY RECOVERY COMPANY
WEST CONTRA COSTA SANITARY LANDFILL, INC.
WEST COUNTY LANDFILL, INC.
WEST COUNTY RESOURCE RECOVERY, INC.
WILLAMETTE RESOURCES, INC.
WILLIAMS COUNTY LANDFILL INC.
WJR ENVIRONMENTAL, INC.
WOODLAKE SANITARY SERVICE, INC.
ZAKAROFF SERVICES

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Corporations
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

DINVERNO, INC.

By:	/s/ Roger A. Groen, Jr.
Name:	Roger A. Groen, Jr.
Title:	President
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

THE FOLLOWING LIMITED LIABILITY COMPANIES, AS GUARANTORS:
AGRICULTURAL ACQUISITIONS, LLC
ALLIED GAS RECOVERY SYSTEMS, L.L.C.
ALLIED SERVICES, LLC
ALLIED TRANSFER SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE ENVIRONMENTAL MANAGEMENT GROUP, LLC
ALLIED WASTE NIAGARA FALLS LANDFILL, LLC
ALLIED WASTE OF NEW JERSEY-NEW YORK, LLC
ALLIED WASTE RECYCLING SERVICES OF NEW HAMPSHIRE, LLC
ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
ALLIED WASTE SYCAMORE LANDFILL, LLC
ALLIED WASTE SYSTEMS OF ARIZONA, LLC
ALLIED WASTE SYSTEMS OF COLORADO, LLC
ALLIED WASTE SYSTEMS OF INDIANA, LLC
ALLIED WASTE SYSTEMS OF MICHIGAN, LLC
ALLIED WASTE SYSTEMS OF MONTANA, LLC
ALLIED WASTE SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE SYSTEMS OF NORTH CAROLINA, LLC
ALLIED WASTE SYSTEMS OF PENNSYLVANIA, LLC
ALLIED WASTE TRANSFER SERVICES OF ARIZONA, LLC
ALLIED WASTE TRANSFER SERVICES OF CALIFORNIA, LLC
ALLIED WASTE TRANSFER SERVICES OF FLORIDA, LLC
ALLIED WASTE TRANSFER SERVICES OF IOWA, LLC
ALLIED WASTE TRANSFER SERVICES OF LIMA, LLC
ALLIED WASTE TRANSFER SERVICES OF NEW YORK, LLC
ALLIED WASTE TRANSFER SERVICES OF NORTH CAROLINA, LLC
ALLIED WASTE TRANSFER SERVICES OF OREGON, LLC
ALLIED WASTE TRANSFER SERVICES OF RHODE ISLAND, LLC
ANSON COUNTY LANDFILL NC, LLC
ARIANA, LLC
AUTAUGA COUNTY LANDFILL, LLC
AWIN LEASING II, LLC
BFGSI, L.L.C.
BFI TRANSFER SYSTEMS OF ALABAMA, LLC
BFI TRANSFER SYSTEMS OF DC, LLC
BFI TRANSFER SYSTEMS OF GEORGIA, LLC
BFI TRANSFER SYSTEMS OF MARYLAND, LLC

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Limited Liability Companies
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

BFI TRANSFER SYSTEMS OF MASSACHUSETTS, LLC
BFI TRANSFER SYSTEMS OF MISSISSIPPI, LLC
BFI TRANSFER SYSTEMS OF PENNSYLVANIA, LLC
BFI TRANSFER SYSTEMS OF VIRGINIA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES OF TENNESSEE, LLC
BFI WASTE SERVICES, LLC
BFI WASTE SYSTEMS OF ALABAMA, LLC
BFI WASTE SYSTEMS OF ARKANSAS, LLC
BFI WASTE SYSTEMS OF GEORGIA, LLC
BFI WASTE SYSTEMS OF KENTUCKY, LLC
BFI WASTE SYSTEMS OF LOUISIANA, LLC
BFI WASTE SYSTEMS OF MASSACHUSETTS, LLC
BFI WASTE SYSTEMS OF MISSISSIPPI, LLC
BFI WASTE SYSTEMS OF MISSOURI, LLC
BFI WASTE SYSTEMS OF NORTH AMERICA, LLC
BFI WASTE SYSTEMS OF NORTH CAROLINA, LLC
BFI WASTE SYSTEMS OF OKLAHOMA, LLC
BFI WASTE SYSTEMS OF SOUTH CAROLINA, LLC
BFI WASTE SYSTEMS OF TENNESSEE, LLC
BFI WASTE SYSTEMS OF VIRGINIA, LLC
BRIDGETON LANDFILL, LLC
BRIDGETON TRANSFER STATION, LLC
BROWNING-FERRIS INDUSTRIES, LLC
BRUNSWICK WASTE MANAGEMENT FACILITY, LLC
BUTLER COUNTY LANDFILL, LLC
C & C EXPANDED SANITARY LANDFILL, LLC
CACTUS WASTE SYSTEMS, LLC
CARBON LIMESTONE LANDFILL, LLC
CENTRAL VIRGINIA PROPERTIES, LLC
CHILTON LANDFILL, LLC
CONSOLIDATED DISPOSAL SERVICE, L.L.C.
CONTINENTAL WASTE INDUSTRIES, L.L.C.
COUNTY ENVIRONMENTAL LANDFILL, LLC
COUNTY LAND DEVELOPMENT LANDFILL, LLC
COURTNEY RIDGE LANDFILL, LLC
CRESCENT ACRES LANDFILL, LLC
CUMBERLAND COUNTY DEVELOPMENT COMPANY, LLC
D & L DISPOSAL, L.L.C.
E LEASING COMPANY, LLC

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Limited Liability Companies
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

ECDC ENVIRONMENTAL, L.C.
ELLIS SCOTT LANDFILL MO, LLC
ENVOTECH-ILLINOIS L.L.C.
EVERGREEN SCAVENGER SERVICE, L.L.C.
FLINT HILL ROAD, LLC
FOREST VIEW LANDFILL, LLC
FRONTIER WASTE SERVICES (COLORADO), LLC
FRONTIER WASTE SERVICES (UTAH), LLC
FRONTIER WASTE SERVICES OF LOUISIANA L.L.C.
GATEWAY LANDFILL, LLC
GENERAL REFUSE SERVICE OF OHIO, L.L.C.
GREAT PLAINS LANDFILL OK, LLC
GREENRIDGE RECLAMATION, LLC
GREENRIDGE WASTE SERVICES, LLC
HANCOCK COUNTY DEVELOPMENT COMPANY, LLC
HARRISON COUNTY LANDFILL, LLC
JACKSON COUNTY LANDFILL, LLC
JEFFERSON CITY LANDFILL, LLC
JEFFERSON PARISH DEVELOPMENT COMPANY, LLC
KANDEL ENTERPRISES, LLC
LEE COUNTY LANDFILL SC, LLC
LEMONS LANDFILL, LLC
LIBERTY WASTE SERVICES LIMITED, L.L.C.
LIBERTY WASTE SERVICES OF ILLINOIS, L.L.C.
LIBERTY WASTE SERVICES OF McCOOK, L.L.C.
LITTLE CREEK LANDING, LLC
LOCAL SANITATION OF ROWAN COUNTY, L.L.C.
LORAIN COUNTY LANDFILL, LLC
LUCAS COUNTY LANDFILL, LLC
MADISON COUNTY DEVELOPMENT, LLC
MENANDS ENVIRONMENTAL SOLUTIONS, LLC
MISSOURI CITY LANDFILL, LLC
N LEASING COMPANY, LLC
NEW YORK WASTE SERVICES, LLC
NORTHEAST LANDFILL, LLC
OBSCURITY LAND DEVELOPMENT, LLC
OKLAHOMA CITY LANDFILL, L.L.C.
PACKERTON LAND COMPANY, L.L.C.
PINECREST LANDFILL OK, LLC
POLK COUNTY LANDFILL, LLC

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Limited Liability Companies
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

PRINCE GEORGE’S COUNTY LANDFILL, LLC
REPUBLIC OHIO CONTRACTS, LLC
REPUBLIC SERVICES ENVIRONMENTAL, LLC
REPUBLIC SERVICES GROUP, LLC
REPUBLIC SERVICES OF ARIZONA HAULING, LLC
REPUBLIC SERVICES OF CALIFORNIA II, LLC
REPUBLIC SERVICES OF COLORADO HAULING, LLC
REPUBLIC SERVICES OF COLORADO I, LLC
REPUBLIC SERVICES OF GEORGIA GP, LLC
REPUBLIC SERVICES OF GEORGIA LP, LLC
REPUBLIC SERVICES OF INDIANA TRANSPORTATION, LLC
REPUBLIC SERVICES OF KENTUCKY, LLC
REPUBLIC SERVICES OF MICHIGAN HAULING, LLC
REPUBLIC SERVICES OF MICHIGAN I, LLC
REPUBLIC SERVICES OF MICHIGAN II, LLC
REPUBLIC SERVICES OF MICHIGAN III, LLC
REPUBLIC SERVICES OF MICHIGAN IV, LLC
REPUBLIC SERVICES OF MICHIGAN V, LLC
REPUBLIC SERVICES OF NEW JERSEY, LLC
REPUBLIC SERVICES OF NORTH CAROLINA, LLC
REPUBLIC SERVICES OF OHIO HAULING, LLC
REPUBLIC SERVICES OF OHIO I, LLC
REPUBLIC SERVICES OF OHIO II, LLC
REPUBLIC SERVICES OF OHIO III, LLC
REPUBLIC SERVICES OF OHIO IV, LLC
REPUBLIC SERVICES OF PENNSYLVANIA, LLC
REPUBLIC SERVICES OF SOUTH CAROLINA, LLC
REPUBLIC SERVICES OF SOUTHERN CALIFORNIA, LLC
REPUBLIC SERVICES OF VIRGINIA, LLC
REPUBLIC SERVICES OF WISCONSIN GP, LLC
REPUBLIC SERVICES OF WISCONSIN LP, LLC
REPUBLIC SERVICES VASCO ROAD, LLC
REPUBLIC WASTE SERVICES OF SOUTHERN CALIFORNIA, LLC
RITM, LLC
RUBBISH CONTROL, LLC
S LEASING COMPANY, LLC
SAN DIEGO LANDFILL SYSTEMS, LLC
SAND VALLEY HOLDINGS, L.L.C.
SHOW-ME LANDFILL, LLC
SOUTHEAST LANDFILL, LLC
ST. BERNARD PARISH DEVELOPMENT COMPANY, LLC

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Limited Liability Companies
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

ST. JOSEPH LANDFILL, LLC
TOTAL ROLL-OFFS, L.L.C.
WAYNE COUNTY LAND DEVELOPMENT, LLC
WAYNE DEVELOPERS, LLC
WEBSTER PARISH LANDFILL, L.L.C.
WILLOW RIDGE LANDFILL, LLC

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	As Treasurer of each of the foregoing Limited Liability Companies
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

THE FOLLOWING LIMITED PARTNERSHIPS, AS GUARANTORS:
REPUBLIC SERVICES FINANCIAL, LIMITED PARTNERSHIP

By:	REPUBLIC SILVER STATE DISPOSAL, INC., as General Partner

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	Treasurer
REPUBLIC SERVICES OF FLORIDA, LIMITED PARTNERSHIP

By:	REPUBLIC SERVICES OF FLORIDA GP, INC., as General Partner

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	Treasurer
REPUBLIC SERVICES OF GEORGIA, LIMITED PARTNERSHIP

By:	REPUBLIC SERVICES OF GEORGIA GP, LLC, as General Partner

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	Treasurer
REPUBLIC SERVICES OF INDIANA, LIMITED PARTNERSHIP

By:	REPUBLIC SERVICES, INC., as General Partner

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	Senior Vice President, Treasurer
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

REPUBLIC SERVICES OF WISCONSIN, LIMITED PARTNERSHIP

By:	REPUBLIC SERVICES OF WISCONSIN GP, LLC, as General Partner

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	Treasurer
RWS TRANSPORT, L.P.

By:	REPUBLIC WASTE SERVICES OF TEXAS GP, INC., as General Partner

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	Treasurer
REPUBLIC WASTE SERVICES OF TEXAS, LTD.

By:	REPUBLIC WASTE SERVICES OF TEXAS GP, INC., as General Partner

By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
Title:	Treasurer
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

ABILENE LANDFILL TX, LP
BFI TRANSFER SYSTEMS OF TEXAS, LP
BFI WASTE SERVICES OF INDIANA, LP
BFI WASTE SERVICES OF TEXAS, LP
BFI WASTE SYSTEMS OF INDIANA, LP
BLUE RIDGE LANDFILL TX, LP
BRENHAM TOTAL ROLL-OFFS, LP
CAMELOT LANDFILL TX, LP
CEFE LANDFILL TX, LP
CROW LANDFILL TX, L.P.
DESARROLLO DEL RANCHO LA GLORIA TX, LP
EL CENTRO LANDFILL, L.P.
ELLIS COUNTY LANDFILL TX, LP
FORT WORTH LANDFILL TX, LP
FRONTIER WASTE SERVICES, L.P.
GALVESTON COUNTY LANDFILL TX, LP
GILES ROAD LANDFILL TX, LP
GOLDEN TRIANGLE LANDFILL TX, LP
GREENWOOD LANDFILL TX, LP
GULF WEST LANDFILL TX, LP
ITASCA LANDFILL TX, LP
KERRVILLE LANDFILL TX, LP
LEWISVILLE LANDFILL TX, LP
MARS ROAD TX, LP
McCARTY ROAD LANDFILL TX, LP
MESQUITE LANDFILL TX, LP
MEXIA LANDFILL TX, LP
PANAMA ROAD LANDFILL, TX, L.P.
PINE HILL FARMS LANDFILL TX, LP
PLEASANT OAKS LANDFILL TX, LP
RIO GRANDE VALLEY LANDFILL TX, LP
ROYAL OAKS LANDFILL TX, LP
SOUTH CENTRAL TEXAS LAND CO. TX, LP
SOUTHWEST LANDFILL TX, LP
TESSMAN ROAD LANDFILL TX, LP

By	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing limited partnerships

	By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
	Title:	Treasurer
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

TURKEY CREEK LANDFILL TX, LP
VICTORIA LANDFILL TX, LP
WHISPERING PINES LANDFILL TX, LP

By:	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing limited partnerships

	By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
	Title:	Treasurer

BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, LIMITED PARTNERSHIP

By:	BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

	By:	/s/ Edward A. Lang, III

	Name:	Edward A. Lang, III
	Title:	Treasurer
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

THE FOLLOWING GENERAL PARTNERSHIPS, AS GUARANTORS:
OCEANSIDE WASTE AND RECYCLING SERVICES

By:	REPUBLIC SERVICES, INC., Partner

	By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
	Title:	Senior Vice President, Treasurer

By:	ZAKAROFF SERVICES, Partner

	By:	/s/ Edward A. Lang, III

	Name:	Edward A. Lang, III
	Title:	Vice President
BENTON COUNTY DEVELOPMENT COMPANY
CLINTON COUNTY LANDFILL PARTNERSHIP
COUNTY LINE LANDFILL PARTNERSHIP
ILLIANA DISPOSAL PARTNERSHIP
JASPER COUNTY DEVELOPMENT COMPANY PARTNERSHIP
KEY WASTE INDIANA PARTNERSHIP
LAKE COUNTY C & D DEVELOPMENT PARTNERSHIP
NEWTON COUNTY LANDFILL PARTNERSHIP
SPRINGFIELD ENVIRONMENTAL GENERAL PARTNERSHIP
TIPPECANOE COUNTY WASTE SERVICES PARTNERSHIP
WARRICK COUNTY DEVELOPMENT COMPANY

By:	Allied Waste North America, Inc., as General Partner of the foregoing general partnerships

	By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
	Title:	Treasurer

By:	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing general partnerships

	By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
	Title:	Treasurer
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

BENSON VALLEY LANDFILL GENERAL PARTNERSHIP
BLUE RIDGE LANDFILL GENERAL PARTNERSHIP
GREEN VALLEY LANDFILL GENERAL PARTNERSHIP
MOREHEAD LANDFILL GENERAL PARTNERSHIP

By:	Allied Waste North America, Inc., as General Partner of the foregoing general partnerships

	By: Name:	/s/ Edward A. Lang, III Edward A. Lang, III
	Title:	Treasurer

By:	Browning-Ferris Industries of Tennessee, Inc., as General Partner of the foregoing general partnerships

	By:	/s/ Edward A. Lang, III

	Name:	Edward A. Lang, III
	Title:	Treasurer

RABANCO COMPANIES

By:	Rabanco, Ltd., as General Partner of the foregoing general partnership

	By:	/s/ Edward A. Lang, III

	Name:	Edward A. Lang, III
	Title:	Treasurer

By:	Rabanco Recycling, Inc., as General Partner of the foregoing general partnership

	By:	/s/ Edward A. Lang, III

	Name:	Edward A. Lang, III
	Title:	Treasurer
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Managing Director

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Managing Director

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer
By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Vice President

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

BARCLAYS BANK PLC, as a Lender
By:	/s/ Allen Huang
Name:	Allen Huang
Title:	AVP

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

BNP PARIBAS, as a Lender
By:	/s/ Mike Shryock
Name:	Mike Shryock
Title:	Managing Director

By:	/s/ Michael Pearce
Name:	Michael Pearce
Title:	Managing Director

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and Co-Documentation Agent
By:	/s/ James Welch
Name:	James Welch
Title:	Director

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender and L/C Issuer
By:	/s/ John Mathews
Name:	John Mathews
Title:	Director

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Lender
By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

SUNTRUST BANK, as a Lender
By:	/s/ Baerbel Freudenthaler
Name:	Baerbel Freudenthaler
Title:	Director

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

UNION BANK, N.A., as a Lender

By: Name:	/s/ Jeffrey Duncan Jeffrey Duncan
Title:	Vice President
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

UBS AG, STAMFORD BRANCH, as a Lender

By: Name:	/s/ Mary E. Evans Mary E. Evans
Title:	Associate Director

By: Name:	/s/ April Varner-Nanton April Varner-Nanton
Title:	Director
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By: Name:	/s/ Robert Krasnow Robert Krasnow
Title:	Sr. V.P.
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:
Name:

Title:

By:
Name:

Title:

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

MIZUHO CORPORATE BANK, LTD., as a Lender

By: Name:	/s/ Leon Mo Leon Mo
Title:	Authorized Signatory
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

UNICREDIT SpA, NEW YORK BRANCH, as a Lender

By: Name:	/s/ Luca Balestra Luca Balestra
Title:	First Vice President

By: Name:	/s/ Patricia M. Tresnan Patricia M. Tresnan
Title:	Managing Director
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Paul F. Noel
Name:	Paul F. Noel
Title:	Managing Director
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: Name:	/s/ David Cagle David Cagle
Title:	Managing Director

By: Name:	/s/ Brian Myers Brian Myers
Title:	Managing Director
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

COBANK, ACB, as a Lender

By: Name:	/s/ Bryan Ervin Bryan Ervin
Title:	Vice President
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By: Name:	/s/ Robin C. Bunch Robin C. Bunch
Title:	Credit Officer
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: Name:	/s/ William M. Ginn William M. Ginn
Title:	Managing Director
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: Name:	/s/ Blake Malia Blake Malia
Title:	Vice President
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

RAYMOND JAMES BANK, FSB, as a Lender

By:
Name:

Title:

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

BRANCH BANKING & TRUST COMPANY, as a Lender

By: Name:	/s/ Mark B. Grover Mark B. Grover
Title:	Senior Vice President
Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

E. SUN COMMERCIAL BANK LTD., LOS ANGELES BRANCH, as a Lender

By:
Name:

Title:

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By:
Name:

Title:

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

HUA NAN COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By:
Name:

Title:

Republic Services, Inc.
Amendment No. 2 to Credit Agreement (2008)
Signature Page

Exhibit 1
SCHEDULE 2.01
COMMITMENTS AND
APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage
The Royal Bank of Scotland Plc	$121,428,571.43	9.714285714%
JPMorgan Chase Bank, N.A.	$114,285,714.29	9.142857143%
Bank of America, N.A.	$107,142,857.14	8.571428571%
UBS AG, Stamford Branch	$107,142,857.14	8.571428571%
BNP Paribas	$92,857,142.86	7.428571428%
The Bank of Nova Scotia	$82,142,857.14	6.571428571%
Barclays Bank Plc	$78,571,428.57	6.285714285%
Wells Fargo Bank, National Association	$75,000,000.00	6.000000000%
Commerzbank AG, New York and Grand Cayman Branches	$71,428,571.43	5.714285714%
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$42,857,142.86	3.428571428%
SunTrust Bank	$42,857,142.86	3.428571428%
Mizuho Corporate Bank, Ltd.	$39,285,714.29	3.142857142%
UniCredit SpA, New York Branch	$35,714,285.71	2.857142857%
Credit Agricole Corporate and Investment Bank	$35,714,285.71	2.857142857%
CoBank, ACB	$35,714,285.71	2.857142857%
PNC Bank, National Association	$35,714,285.71	2.857142857%
Sumitomo Mitsui Banking Corporation	$35,714,285.71	2.857142857%
Raymond James Bank, FSB	$21,428,571.43	1.714285714%
Branch Banking & Trust Company	$17,857,142.86	1.428571428%
Union Bank, N.A.	$14,285,714.29	1.142857142%
U.S. Bank, National Association	$10,714,285.71	.857142857%
E.Sun Commercial Bank Ltd., Los Angeles Branch	$10,714,285.71	.857142857%
The Bank of New York Mellon	$7,142,857.14	.571428571%
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$7,142,857.14	.571428571%
Hua Nan Commercial Bank, Ltd., New York Branch	$7,142,857.14	.571428571%

Total	$1,250,000,000	100.000000000%

EXHIBIT 2
For the Quarter/Year ended                                         (“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)
I.	Subsection 7.01(a): Consolidated Interest Coverage Ratio

A.	Consolidated EBITDA for Computation Period:

	(1)	Consolidated Net Income for Computation Period:	$
	(2)	Consolidated Interest Expense for Computation Period:	$
	(3)	taxes on income for Computation Period:	$
	(4)	amortization and depreciation for Computation Period:	$
	(5)	[environmental remediation charges during Computation Period associated with environmental conditions at the CountyWide Recycling and Disposal Facility as more particularly described in the Borrower’s Form 10-Q filed with the SEC on August 8, 2008 (not to exceed $69,000,000 in the aggregate during all Computation Periods):	$	]
	[(6)	non-cash charges associated with the assumption and early extinguishment from time to time of Indebtedness of Allied assumed in connection with the Allied Acquisition:	$	]
	[(7)	reasonably documented transition costs during Computation Period in connection with the Allied Acquisition not to exceed $36,000,000 in fiscal year 2010:	$	][1]
	[(8)]	Lines I.A.(1)+(2)+(3)+(4)[+(5)+(6)+(7)]:	$

B.	Consolidated Interest Expense for Computation Period:		$

C.	Line I.A.[8] divided by Line I.B.:			to 1.00
(Line I.C. must not be less than 3.00 to 1.00)

[1]	Bracketed text to be deleted if not applicable during Computation Period and bracketed cross-references appropriately updated.

II.	Subsection 7.01(b): Total Debt to EBITDA Ratio

A.	Total Debt as of last day of Computation Period:		$

B.	Restricted Cash as of last day of Computation Period:		$

C.	Line II.A. minus Line II.B.:		$

D.	Consolidated EBITDA for Computation Period[2]:

	(1)	Consolidated Net Income for Computation Period:	$
	(2)	Consolidated Interest Expense for Computation Period:	$
	(3)	taxes on income for Computation Period:	$
	(4)	amortization and depreciation for Computation Period:	$
	(5)	[environmental remediation charges during Computation Period associated with environmental conditions at the CountyWide Recycling and Disposal Facility as more particularly described in the Borrower’s Form 10-Q filed with the SEC on August 8, 2008 (not to exceed $69,000,000 in the aggregate during all Computation Periods):	$	]
	[(6)	non-cash charges associated with the assumption and early extinguishment from time to time of Indebtedness of Allied assumed in connection with the Allied Acquisition:	$	]
	[(7)	reasonably documented transition costs during Computation Period in connection with the Allied Acquisition not to exceed $36,000,000 in fiscal year 2010:	$	][3]
	[(8)]	Lines I.A.(1)+(2)+(3)+(4)[+(5)+(6)+(7)]:	$

E.	Line II.C. divided by Line II.D.[8]:			to 1.00
(Line II.E must not be greater than 3.50 to 1.00)

[2]	To the extent that any Acquisition has been consummated during a Computation Period, Consolidated EBITDA shall be computed on a pro forma basis in accordance with Article 11 of Regulation S-X of the SEC or in a manner otherwise approved by the Administrative Agent only for the purpose of determining the Total Debt to EBITDA Ratio.

[3]	Bracketed text to be deleted if not applicable during Computation Period and bracketed cross-references appropriately updated.